SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                    ________



Date of Report (Date of earliest event reported)    JANUARY 10, 1997
                                                -------------------------------

                                COMPSCRIPT, INC.
-------------------------------------------------------------------------------
                    (Exact name of registrant as specified in its charter)


          FLORIDA                      0-20594              65-0506539
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File        (IRS Employer
 or incorporation)                        Number)          Identification No.)


       1225 BROKEN SOUND PARKWAY N.W., SUITE A, BOCA RATON, FLORIDA 33487
       ------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (407) 994-8585
                                                  -----------------------------

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On January 10, 1997 CompScript, Inc. ("CompScript" or the "Company") consummated a Stock Purchase Agreement with the shareholders of Medical Services Consortium, Inc. ("MSC"), a Florida corporation (the "Stock Purchase Agreement"). Under the Stock Purchase Agreement, CompScript acquired all the issued and outstanding shares of MSC in exchange for 1,400,000 shares of CompScript's Common Stock.

        The Stock Purchase Agreement contains customary representations and warranties of the parties. The Stock Purchase Agreement provides that CompScript shall satisfy certain obligations of MSC at closing or within thirty (30) days thereafter. The principal amount of such obligation is approximately $1,500,000. The former shareholders of MSC agreed to indemnify MSC and CompScript against its losses and expenses incurred after the closing date due to a breach of the shareholders representations, warranties and covenants in the Stock Purchase Agreement provided that MSC shareholders shall not be liable except to the extent that the damages to the aggrieved party caused by such an inaccuracy or breach exceed $50,000; provided, however, that if any damages are incurred which are in excess of $50,000, then the party or parties responsible to pay such claims shall be responsible for all damages incurred by the aggrieved party which are in excess of $25,000. CompScript has entered into employment agreements with Paul Eger, Jay E. Edelson and Mustaqueem Quereshi, who will continue to run the operations of MSC. In connection with the Stock Purchase Agreement, the principal shareholders of MSC also executed non-competition and non- disclosure agreements.

        The foregoing summary of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of MSC are not available at the time of the filing of this Form 8-K Report. Such required financial statements will be filed no later than 60 days after the date this Report on Form 8-K is required to be filed.

        (b) Pro Forma financial information of MSC is not available at the time of the filing of this Form 8-K Report. The required pro forma financial statements will be filed no later than 60 days after the date this Report on Form 8-K is required to be filed.

        (c) Stock Purchase Agreement dated as of January 10, 1997, by and among CompScript and the shareholders of Medical Services Consortium, Inc.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMPSCRIPT, INC.



                                          By:  /S/ BRIAN A. KAHAN
                                               ------------------------------
                                               Brian A. Kahan
                                               Chief Executive Officer

DATED:  January 24, 1997

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

4.1                 Stock Purchase Agreement